                                                                  Exhibit 99.4

                          NOTICE OF GUARANTEED DELIVERY

                                  FOR TENDER OF
                      9 1/4% SENIOR NOTES DUE APRIL 1, 2009
                                (THE "OLD NOTES")

                                       OF

                      CHOCTAW RESORT DEVELOPMENT ENTERPRISE

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to tender Old Notes pursuant to the Exchange Offer described in the Prospectus dated [ ], 2001 (as the same may be amended or supplemented from time to time, the "Prospectus") of the Choctaw Resort Development Enterprise (the "Enterprise"), if certificates for the Old Notes are not immediately available, or time will not permit the Old Notes, the Letter of Transmittal and all other required documents to be delivered to Firstar Bank, N.A. (the "Exchange Agent") prior to 5:00 p.m., New York City time, on [ ], 2001 or such later date and time to which the Exchange Offer may be extended (the "Expiration Date"), or the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent, and must be received by the Exchange Agent prior to the Expiration Date. See "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:


                               FIRSTAR BANK, N.A.

       BY MAIL:                BY FACSIMILE:       BY HAND OR OVERNIGHT COURIER:
  Firstar Bank, N.A.          (651) 229-6415             Firstar Bank, N.A.
 101 East Fifth Street                                  101 East Fifth Street
  St. Paul, Minnesota     Attention: Frank Leslie        St. Paul, Minnesota
         55101             Confirm by Telephone:                55101
Attention: Frank Leslie       (651) 229-2600           Attention: Frank Leslie


     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Enterprise, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, the Old Notes indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

Name(s) of Registered Holder(s):
                                -----------------------------------------------
                                              (Please Print or Type)
Signature(s):
             ------------------------------------------------------------------

Address(es):
            -------------------------------------------------------------------

Area Code(s) and Telephone Number(s):
                                     ------------------------------------------

Account Number:
               ----------------------------------------------------------------

Date:
     --------------------------------------------------------------------------

    Certificate No(s).                 Principal Amount of Old
     (if available)                       Notes Tendered*

-----------------------------          ------------------------

-----------------------------          ------------------------

-----------------------------          ------------------------

-----------------------------          ------------------------

-----------------------------          ------------------------

* Must be in integral multiples of $1,000 principal amount.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X
 -------------------------------------------------------------------------
X
 -----------------------------------------------------  ------------------
  SIGNATURE(S) OR OWNER(S) OR AUTHORIZED SIGNATORY             DATE

Area Code and Telephone Number:
                               -------------------------------------------

         Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                    PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
        ------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------
Capacity:
         -----------------------------------------------------------------
Address(es):
            --------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

              THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED

                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes, into the Exchange Agent's account at the book-entry transfer facility of The Depository Trust Company ("DTC")) with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees and any other required documents, all within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

Name of Firm:
             --------------------------     --------------------------------
                                                Authorized Signature
Address:                                    Name:
        -------------------------------          ---------------------------
                                                   Please Print or Type

                                            Title:
---------------------------------------           ---------------------------
                              Zip Code

Telephone No.:                              Dated:
              -------------------------           ---------------------------


     Note: Do not send certificates for Old Notes with this form.


     The institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the certificates representing any Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC) and the Letter of Transmittal to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.